UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDEMENT No.1

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 29, 2005

                             IBHAS TECHNOLOGIES INC

             (Exact name of registrant as specified in its charter)

           Nevada                         000-50329                98-0370398
-------------------------------      ----------------------      --------------
(State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer
incorporation or organization)                                   Identification
No.)

                              ZEEV SHERF STREET #14
                                 JERUSALEM 97842
                                     ISRAEL

              (Address of principal executive offices and Zip Code)
                                +972 545-662-102

               Registrant's telephone number, including area code

                                   Copies to:
                             Gregory Sichenzia, Esq.
                             Sanny J. Barkats, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

 On June 29, 2005, an investment group
constituted of, Ben Zion Shiftan, Alexander G. Roizman, Frida Liberman, Hagit Ackerman on behalf of Roxelane iic, Haim Ashkenazi, Itzhak Toub on behalf of I.A.A.T limited, Fredy Ornath, Rafael Plat, Gerhard Burscher on behalf of The S.Z Management Corporation and Schlomo Friedman (the "Group") completed the acquisition of an aggregate of 2,100,000 shares of the outstanding common stock (the "Shares") of IBHAS TECHNOLOGIES INC., a Nevada corporation ("IBHAS") from Benjamin West, Mohanad Shurrab and Abdellatif Anabtawi (the "Sellers"). Such Shares represent approximately 76.6% of the issued and outstanding shares of the common stock of IBHAS. The acquisition was completed pursuant to the terms of a Stock Purchase Agreement dated June 29, 2005, by and between the Group and the Sellers. The aggregate purchase price paid by the Group to the Sellers for the Shares was $150,000.

In connection with the sale of IBHAS' common stock, Mohanad Shurrab resigned as a member of the board of directors on June 29, 2005 and Benjamin West resigned from his positions as Chief Executive Officer, President, Secretary and Treasurer of IBHAS and intends to resign as a member of the board of directors. Subsequent to the foregoing resignations, Jacob Eluz was appointed as a member of the board of directors of IBHAS and as the Chief Executive Officer, President, Secretary and Treasurer.

From 2003 to 2005 Mr. Eluz worked as an independent sub-contractor for several companies including among others Broadlight Inc., CivCom Inc., PolyCom Inc, GoNetwork Inc., and Logtel Ltd. During this period he specialized in the design of the 10Gbps high-speed optical communications. From 2000-2003 Mr. Eluz worked as a manager for Xlight Photonics Inc., overseeing the optical core of a Tera-bit optical network router. Prior to Joining Xlight Photonics Inc., Mr. Eluz worked for the Jerusalem Design Center Intel Corp, previously owned by Digital Equipment Corp., specializing in high-speed system design for Giga-bits Ethernet home networking cable modem projects. Jacob Eluz received his Bachelor of Science in 1985 in Electrical Engineering at Ben-Gurion University. Mr. Eluz obtained a Master in Business Administration in Finance in 2005 at the Hebrew University in Jerusalem.

      Item 9.01         Financial Statements and Exhibits

      Exhibit No.       Description

      10.1 Stock Purchase Agreement dated June 29, 2005 by and among the Investment group and, Benjamin West, Mohanad Shurrab and Abdellatif Anabtawi.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             IBHAS TECHNOLOGIES INC

                Date: July 6, 2005        By: /s/Jacob Eluz
                                          ----------------------------------
                                          Jacob Eluz
                                          Chief Executive Officer,
                                          President, Secretary and Treasurer